FIRST AMENDMENT TO
CONVERTIBLE PROMISSORY NOTES

This First Amendment to Convertible Promissory Notes (this "**Agreement**"), dated and effective August ___, 2021 (the "**Effective Date**"), amends the $300,000 in outstanding Convertible Promissory Notes described on **Schedule A** hereto (collectively, the "**Convertible Notes**"), entered into on the dates set forth on **Schedule A**, by and between Kidpik Corp., a Delaware corporation (the "**Company**" or "**Borrower**"), as borrower, and each of Raine Silverstein & Renee Dabah, co-trustees u/a/d 02/02/1997, Trust FBO Yaacov Dabah; Raine Silverstein & Renee Dabah, co-trustees u/a/d 02/02/1997, Trust FBO Chana Dabah; Raine Silverstein & Renee Dabah, co-trustees u/a/d 02/02/1997, Trust FBO Eva Dabah; and Raine Silverstein & Renee Dabah, co-trustees u/a/d 02/02/1997, Trust FBO Moshe Dabah (each a "**Note Holder**" or "**Holder**", and collectively, the "**Note Holders**", representing holders of all of the currently outstanding Convertible Promissory Notes of the Company), each a "**Party**" and collectively the "**Parties**".

WHEREAS, the Parties desire to amend the Convertible Notes to clarify that no interest accrues on the Convertible Notes and remove the conversion rights provided for therein, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1. Amendment to Convertible Notes.

(a) Effective as of the Effective Date (provided that no interest has accrued on the Convertible Notes to date), each of the Convertible Notes is amended by adding the following sentence to the end of the introductory paragraph of each Convertible Note:

"This Note shall not accrue interest."

(b) Effective as of the Effective Date, each of the Convertible Notes is amended by replacing Section 1 thereof by the following Section 1, which shall amend, supersede, and replace the current Section 1 for all purposes:

"**1. Automatic Repayment**.

1.1 Sale of Borrower. If, prior to repayment, the Borrower commits to a Sale of the Borrower (as defined below), then the outstanding principal under this Convertible Promissory Note (the "Note") shall automatically and without any action of the Holder be paid at 110% of the then outstanding principal. A "Sale of the Borrower" shall mean (i) the sale or transfer of fifty percent (50%) or more of the outstanding voting capital stock of the Borrower, (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Borrower or any subsidiary of the Borrower of all or substantially all the assets of the

Borrower and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Borrower if substantially all of the assets of the Borrower and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries,except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned subsidiary of the Borrower, or (iii) the consolidation, merger or reorganization of the Borrower into any other entity, in which the Borrower is not the surviving entity and in which the stockholders of the Borrower existing prior to the transaction hold less than fifty percent (50%) of the outstanding voting capital stock of the surviving entity, immediately following such transaction."

2. Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Convertible Notes to "Note", "Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Convertible Note as modified or amended hereby. This Agreement is deemed the written consent of Holders holding a majority of the then outstanding principal amount of the Notes in accordance with Section 5.2 of the Convertible Notes.

3. Convertible Notes to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Convertible Notes and the terms and conditions thereof shall remain in full force and effect.

4. Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to choice of law consideration.

5. Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an "**Electronic Delivery**") shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date set forth on the first page hereof to be effective as of the Effective Date.

"**Company**"

Kidpik Corp.

By:______________________

Its:______________________

Printed Name: Ezra Dabah

"**Note Holders**"

u/a/d 0202/1997, Trust FBO Eva Dabah

______________________	______________________
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee

u/a/d 0202/1997, Trust FBO Moshe Dabah

______________________	______________________
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee

u/a/d 0202/1997, Trust FBO Chana Dabah

______________________	______________________
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee

u/a/d 0202/1997, Trust FBO Yaacov Dabah

______________________	______________________
Raine Silverstein	Renee Dabah
Co-Trustee	Co-Trustee

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date set forth on the first page hereof to be effective as of the Effective Date.

"**Company**"

Kidpik Corp.

By: ____________________

Its: ____________________

Printed Name: Ezra Dabah

"**Note Holders**"

u/a/d 0202/1997, Trust FBO Eva Dabah

Raine Silverstein
Co-Trustee

Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Moshe Dabah

Raine Silverstein
Co-Trustee

Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Chana Dabah

Raine Silverstein
Co-Trustee

Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Yaacov Dabah

Raine Silverstein
Co-Trustee

Renee Dabah
Co-Trustee

Schedule A

Principal amount of Note	Date of Note	Note Holder	Due Date
$25,000	June 28, 2021	u/a/d 02/02/1997, Trust FBO Chana Dabah	January 15, 2022
$25,000	June 28, 2021	u/a/d 02/02/1997, Trust FBO Eva Dabah	January 15, 2022
$25,000	June 28, 2021	u/a/d 02/02/1997, Trust FBO Moshe Dabah	January 15, 2022
$25,000	June 28, 2021	u/a/d 02/02/1997, Trust FBO Yaacov Dabah	January 15, 2022
$100,000	August 13, 2021	u/a/d 02/02/1997, Trust FBO Yaacov Dabah	January 15, 2022
$100,000	August 13, 2021	u/a/d 02/02/1997, Trust FBO Chana Dabah	January 15, 2022
$300,000			